AGREEMENT TO RETURN ASSETS AND SHARES

THIS AGREEMENT is made and entered into on this 8th day of September 2023.

BETWEEN:

1.                  Alterola Biotech, Inc. (hereinafter referred to as "Alterola"), a Nevada corporation, with its principal place of business located at 47 Hamilton Square, Birkenhead, Merseyside, United Kingdom, CH41 SAR.

AND

2.                  C2 Wellness Corporation, a Wyoming registered company (hereinafter referred to as "C2"), with its registered office at an address to be supplied.

RECITALS:

WHEREAS, in November 2021, Alterola and C2 entered into an Asset Purchase Agreement whereby Alterola acquired certain assets from C2;

WHEREAS the Parties now wish to return the assets and shares as outlined in this Agreement;

WHEREAS, both Parties are optimistic about the potential for future collaboration and express a mutual desire to maintain a cooperative relationship moving forward;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.            Return of Shares: C2 agrees to ensure the return of shares as outlined in Exhibit A attached hereto within 21 days from the date of this Agreement.

2.            Return of Assets: Alterola agrees to transfer the assets to C2 as outlined in Exhibit B of this Agreement within 21 days from the date of this Agreement. Alterola acknowledges and agrees that it shall not infringe upon the proprietary ownership rights of C2 in respect of these specific assets.

3.            Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4.            Dispute Resolution: The Parties agree to first attempt to resolve any disputes through mediation. If mediation is unsuccessful, the Parties agree to refer the dispute to the American Arbitration Association ("AAA") for resolution.

5.        Costs: Each Party shall bear its own costs associated with the implementation of this Agreement.

6.            No Waiver: The failure of either Party to exercise any of its rights under this Agreement for a breach thereof shall not be deemed to be a waiver of such rights, and no waiver by either Party, whether written or oral, express or implied, of any rights under or arising from this Agreement shall be binding on any subsequent occasion; and no concession by either Party shall be treated as an implied modification of the Agreement unless specifically agreed in writing.

7.            Acknowledgment: The Parties acknowledge that they do not foresee any issues arising from this Agreement and express their gratitude to each other for the amicable resolution. They further express hopefulness for the potential of beneficial cooperation in the future.

8.	Entire Agreement: This Agreement contains the entire agreement between the Parties and supersedes all prior negotiations, understandings, and agreements between the Parties.
9.	Amendments: No amendment or modification of this Agreement shall be valid unless in writing and signed by both Parties.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

ALTEROLA BIOTECH, INC.

By: /s/ Timothy Rogers

Name: Timothy Rogers

Title: Executive Chairman

Date: September 8, 2023

C2 WELLNESS CORPORATION

By: /s/ Philip R.H. Connor III

Name: Philip R.H. Connor Ill

Title: Executive Vice President

Date: September 8, 2023

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EXHIBIT A

Shares to be Returned to Alterola Biotech, Inc.:

#	NAME OF HOLDER	ISSUANCE DATE	CERTIFICATE NUMBER	NUMBER OF SHARES
	C2 HOLDINGS LLC	7/11/2022	CERTIFICATE 700166	1,903,003
	(ROGER BENDELAC)
2	THOMAS CAPELLINI	5/25/2022	CERTIFICATE 700127	1,530,000
3	HEMLOCK HOLDINGS LLC	5/24/2022	CERTIFICATE 500221	2,331,490
	(PHILIP R.H. CONNOR)
4	G. SRIDHAR PRASAD	5/22/2022	CERTIFICATE 700142	12,000,000
5	REB CONSULTANCY LLC	5/24/2022	CERTIFICATE 700122	12,000,000
	(ROGER BENDELAC)
6	WHITNEY CONNOR	5/22/2022	CERTIFICATE 700151	127,500
7	WHITNEY CONNOR	7/5/2022	CERTIFICATE 700132	127,500
TOTAL NUMBER OF SHARES RETURNING TO TREASURY				30,019,493

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EXHIBIT B

Assets to be Returned to C2:

1.	Novel cannabinoid molecules and their associated intellectual property;

2.	Novel cannabinoid pro-drugs, and their associated intellectual property;

3.	Novel proprietary cannabinoid formulations, designed to target lymphatic delivery, and their associated intellectual property;
4.	Novel proprietary nano-formulations and their associated intellectual property.

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